UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2021

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Global Bond Fund
(Institutional Class and Investor Class)
Annual Report
December 31, 2021
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-advisers are BlueBay Asset Management LLP (“BlueBay”) and Insight North America LLC (“Insight”). BlueBay joined Mellon Investments Corporation (“Mellon”) as a sub-adviser to the Fund effective July 9, 2021, and sub-adviser responsibilities handled by Mellon transitioned to Insight North America LLC (“Insight”), an affiliate of Mellon, on September 1, 2021.
Fund Performance
For the twelve-month period ended December 31, 2021, the Fund (Investor Class shares) returned -6.46%, relative to a -4.71% return for the Bloomberg Global Aggregate Index, the Fund’s benchmark index.
BlueBay Commentary
Market review: Markets were fixated by the reflation trade in the first half of the year, with the rollout of vaccinations and a willingness by central banks to keep monetary policy very loose as economies emerged from COVID-19 restrictions. However, by mid-June, the U.S. Federal Reserve (“Fed”) acknowledged the potential need for interest rates to rise earlier than previously expected, following a couple of months of surprisingly higher inflation numbers. The narrative until then from most central banks had been that much of the inflationary pressures were due to supply constraints and largely transitory. However, as the year progressed, inflation was proving much stickier. Emerging market (“EM”) central banks were certainly more pro-active in raising rates over the second half to suppress these pressures, whereas developed markets have begun preparing for tighter financial conditions in 2022. Markets had to contend with new COVID-19 variants (Delta and Omicron), which often led to varying degrees of restrictions by national governments and clouded the economic outlook. While this caused some periods of volatility in markets, by and large, markets are beginning to look beyond the pandemic to an endemic.
Turning to market moves for the year, 10-year U.S. Treasuries were 59 basis points (“bps”) higher at 1.51%, helped by the move up in yields in the first quarter, which matched the biggest quarterly rise since 1994. The yield on 10-year Bunds was 39bps higher at -0.18%. The front end of curves initially held in better than 10s, with interest rates seemingly on hold, but during the second half this began to unhinge as markets started to fear earlier rate hikes, as inflation concerns continued to rise, and central banks turned less dovish. For much of the year, the European Central Bank (“ECB”) had been keen to push back on early talk of an end to the easy monetary policy stance. This changed in December, when the ECB set out a plan to reduce the pace of asset purchases and start the process of tightening financial conditions in 2022.
Global sovereign credit spreads ended the year only 2bps wider at 115bps, while corporate spreads were marginally tighter by -3bps to 97bps in what was generally a quiet year for spreads, with some volatility in the first and fourth quarters. This fourth quarter volatility was driven by a combination of heavier-than-expected supply, a general apathy from buyers (given the lack of tightening in spreads through the middle of the year) and the pivot in monetary policy (on the back of rising inflation concerns). This was compounded in late November by the emergence of the new Omicron variant, although concerns faded quickly in December.
Performance: 2021 was the worst year for the benchmark index in more than two decades, largely reflecting the rise in core yields as spreads were fairly stable.

In local rates, the BlueBay sub-advised portion of the Fund was short duration relative to the benchmark index, expressed through a short position in U.S. Treasury futures as we believe the Fed is closer to raising interest rates than most developed markets (“DM”). We increased this short in November, after increasing conviction to -3, with the yield curve having flattened too much, in our opinion, and expecting the curve to re-steepen.
We also entered a relative-value trade by implementing a long stance in German Bunds versus a short in UK Gilts. This was on the perception that the ECB would remain more dovish than the Bank of England, given its symmetric inflation forecast while, historically, inflation expectations have been less anchored in the UK.
The other main exposure saw a gradual increase in Mexican local rates, taking advantage of recent weakness to add at more attractive yields, as the central bank continued to raise rates to tame inflation. In the fourth quarter, we added some modest exposure to Australia and New Zealand versus U.S. rates as rate expectation priced into the dollar block looked too aggressive. Overall, the relative short duration position stands close to -2 years, with the U.S. position accounting for -2.1 years.
Sovereign credit spreads (the extra yield required by investors to own lower-rated sovereigns over core government bonds i.e., the U.S. and Germany) were fairly stable for the most part. We started with a modest overweight and gradually increased to a peak of +1.3 years come the end of November, before closing the year at 0.9 years long. The focus was to be underweight DMs (semi-core), where valuations appear rich, in favor of idiosyncratic high-beta credit within Central & Eastern Europe and EMs, namely Romania and Mexico. The main development was to add incrementally to Romania, taking exposure from 0.3 years to 0.5 years. There has been some ongoing political tension in Romania, with the opposition within the coalition seeking a no-confidence vote of the liberal party's prime minister. However, this has been resolved with the formation of a grand coalition. We did add to Italy in November, taking advantage of the recent spread widening to Bunds, (out to 130bps). However, this overweight position was closed in December as the hawks within the ECB became more vocal against asset purchases with inflation running high. In addition, were Mario Draghi to run for the presidency, it could make finding a replacement much more difficult, creating political uncertainty and potentially putting pressure on spreads. The BlueBay sub-advised portion of the Fund also continues to hold a hard currency Mexican Eurobond, with spreads close to 350bps.
Elsewhere, wider swap spreads into the end of the year made supranational bonds look like a better value compared with core German Bunds, so we added Next Generation EU (“NGEU”) bonds, including the inaugural 15-year green bond. With the NGEU funding expected to be one of the largest issuers in the European primary market in 2022, we expect the ECB to raise the limit it can hold under the Asset Purchase Programme, providing additional support.
The BlueBay sub-advised portion of the Fund scaled back corporate risk during the period, partly to non-financials but also in the use of credit default swaps (“CDS”) indices to tactically trade the degree of risk at certain times. We did release some of the hedge to take advantage of widening spreads in late November, which worked well through December, and continue to maintain an overweight to financials, as we believe this sector is likely to benefit from both the economic recovery and somewhat higher yields.
Indeed, the preference in portfolio construction has been to run long of cash bonds and partially hedge with CDS. Our experience tells us that CDS indices provide a good hedge for cash credit risk in the early part of a risk sell-off, in particular due to their high correlation with equities. With CDS spreads looking tight at times, we felt this was an attractive construct, given the uncertain backdrop we have sometimes faced. Overall, relative beta-adjusted corporate spread duration was reduced from 2.3 years to 1.8 years.
In foreign exchange (“FX”), activity was fairly light, with no strong sense of a directional bias in the majors. In EMs, central banks have been on the front foot in terms of raising rates and that has supported currencies somewhat. We are slightly overweight EM FX, with a focus on idiosyncratic markets we favor, including the South African rand, Chilean peso and Korean won, while short the Philippine peso. We were short the Chinese yuan on signs of slower growth earlier in the period but closed this in November as the trade flow of goods continued to be supportive. As for the U.S. dollar, we are neutral, with modest shorts in the euro and UK sterling.
Outlook: We enter 2022 with a degree of uncertainty over the Omicron variant. While the higher transmissibility has heightened concerns among some governments about the potential pressure on hospitals, with the rollout of booster jabs and initial data indicating symptoms appear milder, the peak in cases is likely to be sooner rather than later. We expect markets to look beyond this and refocus on above-trend global growth and inflationary pressures that are persistently above target more broadly, which could make it another challenging year to navigate, given the inflection point of monetary policy led by the Fed.
We continue to think that U.S. growth exceptionalism could continue to be a dominant theme into 2022, with the Fed needing to bring price pressures under control, as the labor market continues to tighten. However, financial markets remain skeptical that rates can rise by very much without impairing the economic outlook. Consequently, long-dated yields have tended to decline, even as short-dated rate expectations push higher. Yet, it seems highly questionable to us that this will prove to be the case and we believe interest rates can rise well before monetary policy becomes restrictive - especially noting that real interest rates remain in deeply negative territory for the time being. We assign a low probability to recession risk in the U.S. and the flatness of the yield curve seems excessive to us. With the Fed indicating neutral long-term interest rates at 2.5%, we would expect yields to trade much higher than current levels and remain confident in running a U.S. short duration position.
In contrast to the Fed, the ECB will continue to expand its balance sheet next year, albeit at a slower pace. The central bank also remains sanguine around inflation, as policymakers believe there isn't evidence of a self-sustaining high inflation dynamic within the eurozone and have inflation falling back below the 2% target in 2023, even though the ECB expects inflation to rise further above its target in 2022, (attributing much of this to rising energy costs). That said, as Omicron fears abate and give way to renewed confidence, we expect the ECB to move in a more hawkish direction in coming months. In our view, European yields should exhibit a lower beta relative to the U.S. and possibly some spread divergence within the eurozone, even though it remains highly unlikely that we see a rate hike before 2023 at the earliest.
EMs are beginning to offer some value through higher interest rates and steeper yield curves, which in turn is supporting their currencies. We would like to see the Fed start the process of raising rates and prefer to sit on the side lines for now but believe opportunities will present themselves later this year.

Insight Commentary
2021 Investment Environment: The first half of the year saw a continuation of the risk asset recovery fueled by continuing global government stimulus measures and highly accommodative monetary policy. Government bond yields rose sharply in the first quarter of 2021, initially reflecting declining global COVID-19 cases, the vaccine rollout and a consensus that inflation would remain steady during the recovery. However, economic divergences were increasingly evident in market performances, with emerging markets, and China in particular, struggling. The emergence of the Delta variant of COVID-19 and mounting concerns about inflation in the second quarter caused market optimism to fade. Global central banks viewed inflation as “transitory” and largely driven by base effects and pent-up consumer demand from lockdowns.
The softer tone in risk accelerated in the third quarter amid inflation concerns, soaring energy prices and debt problems in the Chinese property sector centered around beleaguered real estate developer Evergrande. Doubts about the “transitory” inflation narrative also crept in and global central banks began signaling a more hawkish stance. Notably, the Fed penciled in at least one rate hike in 2022 at its September meeting. Against that backdrop, most asset classes (including equities and bonds) suffered, with commodities and the U.S. dollar among the few to post positive returns.
In the final quarter of 2021, the emergence of the Omicron variant of COVID-19 led to renewed restrictions globally. However, higher energy prices and the persistent nature of some of the supply side disruptions meant that the inflationary pulse had proven both stronger and longer lasting than initially assumed by policymakers. This caused central banks to accelerate plans to normalize monetary policy in December. The Fed announced plans to accelerate the pace of tapering as well as the timeline of future rate hikes. Additionally, the Bank of England increased its benchmark interest rate from 0.1% to 0.25%.
Commodities topped the asset class performance rankings in 2021 with energy leading the way, followed by industrial metals, reflecting the on-going economic recovery and supply related problems. Brent crude oil finished the year at $77.80/barrel (+50.2%) while WTI crude oil finished at $75.20/barrel (+55.0%). Gold ended the year with a -3.6% return, defying its role as an inflation hedge. Equities climbed even higher during the year with the S&P 500® Index up +26.9% and the Eurostoxx 50 Index up +21.0%. In credit, sovereign bonds lost ground with yield on the 10-year treasury up 60bps. Yields on gilts and bunds of the same tenor were 77bps and 39bps, respectively. Emerging markets struggled during the year with regulatory pressure and concerns about Evergrande in China putting downward pressure on returns. The other major story was the Turkish lira falling -44.2% after multiple rate cuts by the country’s central bank.
Performance Review: With yields higher and the U.S. dollar stronger, 2021 was exceptionally challenging for non-U.S. dollar denominated fixed income assets. It was also, however, an environment characterized by falling spreads and the broad-based outperformance of risk assets.
Broadly speaking, relative performance was aided by asset allocation as well as security selection, alongside positive contributions from active rates positions, while active positioning in the currency space detracted. Chronologically, the bulk of the year’s outperformance occurred during the first quarter as interest rates rose and the spread on risk assets generally fell. Performance for the middle half of the year was roughly flat. The year closed with a volatile, and relatively weak, fourth quarter as yields rose and spreads widened.

From a compositional standpoint, the bulk of the year’s outperformance can be attributed to overweights in high beta and high yield corporate credit as well as private label asset-backed securities. Generally speaking, U.S.-centric risk performed strongly, European spread risk was more mixed and emerging market risk assets faired notably poorly. Spread tightening in U.S. credit was a particularly important driver of performance with investment grade spreads beginning the year in the high 90s, troughing around 80 in midsummer before ending the year in the low 90s. The performance of high yield credit was even stronger with yields beginning the year just over 350 before troughing around 260 midsummer and ultimately ending the year just below 280. The allocation to high yield emerging market hard currency assets was a modest negative on the year as global growth expectations were revised steadily downward and fears of inflation rose. The index began the year with a spread of 350, troughed around 330 in midsummer and closed the year around 370. Alongside active currency positioning, emerging market assets were the most significant source of negative alpha.
2021 was characterized by significant volatility in developed market rates as higher than expected inflation drove a reassessment of the likely path of central bank policy. This combination saw 10-year U.S. treasury yields climb from 0.91 on January 1, 2021, to 1.51% on December 31. The front end of the yield curve suffered as with 2-year yields following 10-year higher. While most developed market bond yields rose in 2021, there was considerable dispersion between markets. The Insight portfolio management team was able to capture material alpha by positioning underweight U.S. and U.K. duration. The impact of these underweights was partially offset by overweights in European and Australian government bonds.
Lastly, active currency positioning was a modest drag on relative performance as emerging markets and other pro-cyclical currencies came under pressure. With U.S. growth surprising to the upside and strong inflation pulling forward market expectations of Fed rate hikes, the dollar rose nearly 10% on the year. While emerging market currencies came under broad based pressure, there was material regional differentiation with Latin America and west Asian currencies under notable pressure. Eastern European units generally followed the euro weaker against the dollar but performed well on a relative basis. The strategy’s underweight to the euro in the second half of the year was a notable source of outperformance in the currency space.
Outlook: In the U.S., inflation remains elevated (headline CPI is 6.8%) driven by ongoing supply chain issues. With quantitative easing purchases scheduled to end in the first quarter of 2022, we believe the Fed is likely to start hiking rates earlier in the year than previously expected.
In the eurozone, inflation remains a key risk along with the impact of the new COVID-19 strain on global demand given the eurozone’s reliance on exports. Our view is that the weak medium-term inflation outlook implies that monetary policy should continue to be accommodative, which points to further quantitative easing, and we expect a smooth handover to an expanded asset purchase program but clearly the risk of inflation is to the upside which could prove to be a headache for the ECB.
Growth risks in China appear tilted to the downside over the next six months. There continues to be a significant downside risk from the property sector given the current policy focus and market forces in the sector. Global demand shifting back towards services from goods is also likely to be a headwind for exports which have been supportive for growth. However, local government spending should increase, which should offset some of these headwinds.
The rapid recovery in demand, outpacing the rate at which supply chains could rebuild capacity, has squeezed prices upwards in certain sectors, compounded by elevated shipping costs and soaring commodity prices. Inflation has accelerated, fraying central bank nerves, and policy normalization is being pursued with varying degrees of urgency. In some emerging markets the hiking cycle has already started, with some central banks prioritizing inflationary concerns over economic fundamentals. In developed markets, bond purchase programs are being brought to a close; with the Bank of England being the first central bank to raise interest rates, the timing of interest rate hikes in other markets is now an active point of discussion. Variations in future fiscal impulse complicate the outlook. In the U.S., the unprecedented fiscal stimulus will continue for some years to come, but most countries will experience some fiscal tightening in the year ahead.
The views and opinions in this report were current as of December 31, 2021 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

13,000
12,000
11,000
10,000
9,000
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
12/31/2017
12/31/2018
12/31/2019
12/31/2020
12/31/2021
Fund (Investor Class)
FTSE World Government Bond Index
Bloomberg Global Aggregate Index

Year	Fund (Investor Class)	FTSE World Government Bond Index	Bloomberg Global Aggregate Index
	10,000.00	10,000.00	10,000.00
2012	11,476.00	10,165.00	10,431.87
2013	11,539.62	9,758.66	10,160.79
2014	11,556.37	9,712.22	10,220.34
2015	11,072.01	9,365.02	9,897.97
2016	11,400.85	9,514.90	10,104.44
2017	11,623.17	10,227.48	10,851.65
2018	11,591.78	10,141.49	10,721.45
2019	12,063.57	10,739.62	11,454.76
2020	12,706.56	11,825.19	12,508.16
2021	11,885.71	11,000.76	11,919.41

Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2021 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	-6.03%	1.24%	0.55%
Investor Class	-6.46%	0.84%	1.74%
(a) Institutional Class inception date was May 1, 2015.
Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Summary of Investments by Country as of December 31, 2021 (unaudited)
Country	Percentage of Fund Investments
United States	37.58%
Japan	13.23
Italy	4.86
Mexico	4.35
Germany	4.08
United Kingdom	3.75
Belgium	3.26
Canada	3.25
Cayman Islands	3.01
France	2.93
China	2.58
Romania	1.78
Netherlands	1.65
Australia	1.42
Tunisia	1.20
Spain	1.16
South Africa	1.08
Egypt	0.96
Ireland	0.83
Russia	0.83
South Korea	0.77
Luxembourg	0.74
Malaysia	0.59
Sweden	0.48
Austria	0.45
Oman	0.34
Indonesia	0.32
Togo	0.28
Bermuda	0.18
Finland	0.16
Norway	0.16
Switzerland	0.14
Philippines	0.14
Serbia	0.14
Nigeria	0.13
Latvia	0.13
Singapore	0.11
Denmark	0.11
Poland	0.10
Senegal	0.10
Cote d’Ivoire	0.10
Colombia	0.08
Slovenia	0.07
Chile	0.07
Hungary	0.07
New Zealand	0.06
Ghana	0.06
United Arab Emirates	0.06
Kazakhstan	0.04
Brazil	0.03
Total	100.00%

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/21)	(12/31/21)	(07/01/21 – 12/31/21)
Institutional Class
Actual	$1,000.00	$ 979.80	$3.19
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	$3.26
Investor Class
Actual	$1,000.00	$ 977.70	$5.03
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$5.14
* Expenses are equal to the Fund's annualized expense ratio of 0.64% for the Institutional Class shares and 1.01% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
ASSET-BACKED SECURITIES
Non-Agency — 5.34%
864,651	Avery Point VII Ltd(b)(c) Series 2015-7A Class AR2 1.08%, 01/15/2028 3-mo. LIBOR + 0.96%	$ 864,654
725,000	Ballyrock Ltd(b)(c) Series 2020-2A Class A1R 1.14%, 10/20/2031 3-mo. LIBOR + 1.01%	724,308
804,585	BMW Canada Auto Trust Series 2019-1 Class A3 CAD, 2.35%, 02/20/2024	638,901
600,000	Carvana Auto Receivables Trust Series 2021-N2 Class C 1.07%, 03/10/2028	595,392
1,000,000	Cent 21 Ltd(b)(c) Series 2014-21A Class A1R3 1.10%, 07/27/2030 3-mo. LIBOR + 0.97%	1,000,028
858,333	CLI Funding VI LLC(b) Series 2020-3A Class A 2.07%, 10/18/2045	851,904
1,300,000	CNH Capital Canada Receivables Trust(b) Series 2021-1A Class A2 CAD, 1.00%, 11/16/2026	1,018,576
875,000	DataBank Issuer(b) Series 2021-1A Class A2 2.06%, 02/27/2051	858,036
645,991	E-Carat 11 PLC(c) GBP, 0.63%, 05/18/2028 1-mo. SONIA + 0.58%	876,865
800,000	Exeter Automobile Receivables Trust Series 2021-2A Class C 0.98%, 06/15/2026	796,888
640,000	Flexential Issuer(b) Series 2021-1A Class A2 3.25%, 11/27/2051	641,139
32,462	Ford Auto Securitization Trust(b) Series 2019-AA Class A2 CAD, 2.35%, 06/15/2023	25,683
875,000	Ford Credit Auto Owner Trust(b) Series 2020-2 Class A 1.06%, 04/15/2033	857,435
800,000	GMF Canada Leasing Trust(b) Series 2020-1A Class A3 CAD, 1.05%, 11/20/2025	632,901
1,125,000	Invesco Ltd(b)(c) Series 2021-1A Class A1 1.12%, 04/15/2034 3-mo. LIBOR + 1.00%	1,114,509
429,232	Invitation Homes Trust(b)(c) Series 2018-SFR4 Class A 1.21%, 01/17/2038 1-mo. LIBOR + 1.10%	428,749
1,025,000	Magnetite XIX Ltd(b)(c) Series 2017-19A Class AR 1.17%, 04/17/2034 3-mo. LIBOR + 1.05%	1,019,992
Principal Amount(a)		Fair Value
Non-Agency — (continued)
600,000	Magnetite XVII Ltd(b)(c) Series 2016-17A Class AR 1.23%, 07/20/2031 3-mo. LIBOR + 1.10%	$ 600,259
1,000,000	MBarc Credit Canada Inc(b) Series 2021-AA Class A3 CAD, 0.93%, 02/17/2026	782,624
570,000	New Economy Assets Phase 1 Sponsor LLC(b) Series 2021-1 Class A1 1.91%, 10/20/2061	558,892
975,000	OneMain Financial Issuance Trust(b) Series 2020-2A Class A 1.75%, 09/14/2035	968,622
840,000	Oscar US Funding X LLC(b) Series 2019-1A Class A4 3.27%, 05/10/2026	861,862
500,000	Purewest Funding LLC(b) Series 2021-1 Class A1 4.09%, 12/22/2036	498,686
1,150,000	Race Point IX Ltd(b)(c) Series 2015-9A Class A1B2 1.32%, 10/15/2030 3-mo. LIBOR + 1.20%	1,150,009
775,000	RIN IV Ltd(b)(c) Series 2021-1A Class A 1.43%, 04/20/2033 3-mo. LIBOR + 1.30%	774,651
675,000	Silver Arrow Canada LP(b) Series 2019-1A Class A3 CAD, 2.40%, 08/15/2026	538,499
591,451	SpringCastle America Funding LLC(b) Series 2020-AA Class A 1.97%, 09/25/2037	588,508
875,000	Symphony XV Ltd(b)(c) Series 2014-15A Class AR3 1.20%, 01/17/2032 3-mo. LIBOR + 1.08%	875,003
850,000	Symphony XXIV Ltd(b)(c) Series 2020-24A Class A 1.32%, 01/23/2032 3-mo. LIBOR + 1.20%	850,429
550,000	Taconic Park Ltd(b)(c) Series 2016-1A Class A1R 1.13%, 01/20/2029 3-mo. LIBOR + 1.00%	549,692
1,025,000	TCI-Flatiron Ltd(b)(c) Series 2017-1A Class AR 1.12%, 11/18/2030 3-mo. LIBOR + 0.96%	1,024,746
300,000	Tesla Auto Lease Trust(b) Series 2020-A Class B 1.18%, 01/22/2024	300,675
1,003,333	Textainer Marine Containers VII Ltd(b) Series 2021-1A Class A 1.68%, 02/20/2046	975,406
1,100,000	Thompson Park Ltd(b)(c) Series 2021-FILM Class B 1.12%, 04/15/2034 3-mo. LIBOR + 1.00%	1,091,628

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Tricon American Homes Trust(b)
	Series 2017-SFR2 Class A
1,441,821	2.93%, 01/17/2036	$ 1,449,648
	Series 2019-SFR1 Class A
572,994	2.75%, 03/17/2038	586,263
828,779	Trinity Rail Leasing LLC(b) Series 2020-2A Class A1 1.83%, 11/19/2050	832,821
		28,804,883
U.S. Government Agency — 0.17%
310,000	Federal Home Loan Mortgage Corp Multifamily Structured Pass Through Certificates Series 2017-SR01 Class A3 3.09%, 11/25/2027	324,628
547,461	Federal National Mortgage Association Grantor Trust Series 2017-T1 Class A 2.90%, 06/25/2027	578,763
		903,391
TOTAL ASSET-BACKED SECURITIES — 5.51% (Cost $29,630,232)		$ 29,708,274
CORPORATE BONDS AND NOTES
Basic Materials — 0.25%
225,000	Braskem Idesa SAPI(b) 6.99%, 02/20/2032	225,846
345,000	Braskem Netherlands Finance BV(b) 5.88%, 01/31/2050	397,613
550,000	Equate Petrochemical BV(b) 2.63%, 04/28/2028	550,687
167,000	Vale Overseas Ltd 6.25%, 08/10/2026	193,304
		1,367,450
Communications — 3.89%
	AT&T Inc
5,446,000	0.90%, 03/25/2024	5,421,397
370,000	EUR, 0.25%, 03/04/2026	419,934
464,000	EUR, 2.35%, 09/05/2029	586,179
250,000	EUR, 2.05%, 05/19/2032	309,220
300,000	EUR, 1.80%, 09/14/2039	342,158
1,500,000	3.30%, 02/01/2052	1,468,933
625,000	CCO Holdings LLC / CCO Holdings Capital Corp 4.50%, 08/15/2030	638,925
	Charter Communications Operating LLC / Charter Communications Operating Capital
683,000	4.80%, 03/01/2050	764,710
924,000	3.85%, 04/01/2061	871,341
Principal Amount(a)		Fair Value
Communications — (continued)
460,000	CK Hutchison Group Telecom Finance SA EUR, 1.13%, 10/17/2028	$ 530,836
1,300,000	Iliad SA EUR, 0.75%, 02/11/2024	1,465,247
580,000	Level 3 Financing Inc(b) 4.25%, 07/01/2028	574,200
750,000	Lorca Telecom Bondco SA(b) EUR, 4.00%, 09/18/2027	867,749
	Rakuten Group Inc(d)
1,957,000	EUR, 4.25%, Perpetual	2,190,165
1,075,000	5.13%, Perpetual	1,076,827
1,498,000	6.25%, Perpetual	1,582,173
500,000	T-Mobile USA Inc 4.75%, 02/01/2028	526,250
830,000	Vodafone Group PLC EUR, 3.00%, 08/27/2080	952,041
375,000	VTR Comunicaciones SpA(b) 5.13%, 01/15/2028	382,500
		20,970,785
Consumer, Cyclical — 2.48%
575,000	7-Eleven Inc(b) 2.80%, 02/10/2051	533,280
1,425,000	Alsea SAB de CV(b) 7.75%, 12/14/2026	1,477,312
	Ford Motor Co
435,000	3.25%, 02/12/2032	445,440
525,000	4.75%, 01/15/2043	579,469
3,327,000	Genm Capital Labuan Ltd 3.88%, 04/19/2031	3,250,687
415,000	Hilton Domestic Operating Co Inc(b) 3.63%, 02/15/2032	412,817
	Lennar Corp
140,000	5.25%, 06/01/2026	157,026
460,000	4.75%, 11/29/2027	520,573
550,000	Lowe's Cos Inc 3.00%, 10/15/2050	542,409
40,000	Marriott International Inc 5.75%, 05/01/2025	45,026
2,017,000	Nissan Motor Co Ltd(b) 4.81%, 09/17/2030	2,255,733
540,000	Stellantis Finance US Inc(b) 2.69%, 09/15/2031	531,017
700,000	Taylor Morrison Communities Inc 5.13%, 08/01/2030	770,000
900,000	Traton Finance Luxembourg SA EUR, 1.25%, 03/24/2033	1,010,683
775,000	Yum! Brands Inc 4.63%, 01/31/2032	823,530
		13,355,002
Consumer, Non-Cyclical — 3.04%
1,056,000	AbbVie Inc 2.95%, 11/21/2026	1,112,884

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Consumer, Non-cyclical — (continued)
554,000	Anheuser-Busch InBev SA EUR, 3.70%, 04/02/2040	$ 836,570
468,000	Autostrade per l'Italia SpA EUR, 2.00%, 01/15/2030	549,015
825,000	BAT International Finance PLC EUR, 2.25%, 01/16/2030	977,583
350,000	British American Tobacco PLC(d) EUR, 3.00%, Perpetual	390,672
575,000	Centene Corp 3.00%, 10/15/2030	584,493
200,000	Danaher Corp EUR, 2.50%, 03/30/2030	260,460
550,000	DaVita Inc(b) 3.75%, 02/15/2031	535,882
475,000	DH Europe Finance II SARL EUR, 0.20%, 03/18/2026	540,005
500,000	DP World Salaam(d) 6.00%, Perpetual	540,092
450,000	Elanco Animal Health Inc 5.90%, 08/28/2028	522,000
525,000	Eli Lilly & Co EUR, 1.38%, 09/14/2061	543,644
848,000	HCA Inc 3.50%, 09/01/2030	896,230
675,000	JBS Finance Luxembourg SARL(b) 3.63%, 01/15/2032	677,538
155,000	Kraft Heinz Foods Co 3.88%, 05/15/2027	167,422
825,000	MARB BondCo PLC(b) 3.95%, 01/29/2031	787,883
713,000	Medtronic Global Holdings SCA EUR, 1.63%, 10/15/2050	811,439
1,075,000	Mozart Debt Merger Sub Inc(b) 3.88%, 04/01/2029	1,071,205
1,120,000	Royalty Pharma PLC 3.30%, 09/02/2040	1,116,772
1,101,000	Takeda Pharmaceutical Co Ltd EUR, 2.00%, 07/09/2040	1,351,712
	Thermo Fisher Scientific Finance I BV
290,000	EUR, 1.13%, 10/18/2033	334,545
250,000	EUR, 1.63%, 10/18/2041	289,591
260,000	EUR, 2.00%, 10/18/2051	304,984
525,000	United Rentals North America Inc 4.00%, 07/15/2030	539,438
646,000	Viatris Inc 4.00%, 06/22/2050	688,045
		16,430,104
Energy — 5.11%
819,000	Aker BP ASA(b) 3.75%, 01/15/2030	867,231
1,639,000	BP Capital Markets PLC(d) EUR, 3.63%, Perpetual	2,003,672
650,000	Cameron LNG LLC(b) 2.90%, 07/15/2031	676,737
Principal Amount(a)		Fair Value
Energy — (continued)
500,000	Cheniere Energy Inc 4.63%, 10/15/2028	$ 531,860
985,000	Cheniere Energy Partners LP 4.00%, 03/01/2031	1,033,216
1,100,000	Diamondback Energy Inc 3.13%, 03/24/2031	1,133,715
500,000	Ecopetrol SA 5.88%, 11/02/2051	468,470
800,000	Energy Transfer LP 6.25%, 04/15/2049	1,045,009
	EQT Corp
1,000,000	3.00%, 10/01/2022	1,010,000
1,100,000	3.13%, 05/15/2026(b)	1,129,183
1,699,000	Galaxy Pipeline Assets Bidco Ltd 2.94%, 09/30/2040	1,690,871
1,129,000	Lundin Energy Finance BV(b) 3.10%, 07/15/2031	1,137,049
325,000	Occidental Petroleum Corp 8.88%, 07/15/2030	438,314
	Petroleos Mexicanos
234,880,000	MXN, 7.19%, 09/12/2024	10,896,567
772,000	6.70%, 02/16/2032(b)	779,720
400,000	Pioneer Natural Resources Co 1.90%, 08/15/2030	379,896
385,000	Western Midstream Operating LP 5.30%, 02/01/2030	423,130
	Wintershall Dea Finance BV
1,300,000	EUR, 3.00%, Perpetual(d)	1,438,059
400,000	EUR, 1.82%, 09/25/2031	467,451
		27,550,150
Financial — 10.54%
1,195,000	AerCap Ireland Capital Designated Activity Co / AerCap Global Aviation Trust 3.00%, 10/29/2028	1,211,892
575,000	Air Lease Corp 2.88%, 01/15/2026	593,078
	Ally Financial Inc
1,096,000	4.70%, Perpetual(d)	1,137,100
215,000	5.75%, 11/20/2025	242,483
	Avolon Holdings Funding Ltd(b)
2,599,000	4.25%, 04/15/2026	2,754,147
1,692,000	2.75%, 02/21/2028	1,660,210
1,200,000	Banco de Sabadell SA(d) EUR, 5.75%, Perpetual	1,444,754
450,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand(b) 5.38%, 04/17/2025	491,067
	Banco Santander SA
400,000	EUR, 4.38%, Perpetual(d)	468,492
500,000	EUR, 0.88%, 05/09/2031	600,026
	Banque Centrale de Tunisie International Bond
1,187,000	EUR, 6.75%, 10/31/2023	1,124,755
1,095,000	EUR, 5.63%, 02/17/2024	966,158
1,238,000	5.75%, 01/30/2025	939,209

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Financial — (continued)
4,152,000	EUR, 6.38%, 07/15/2026	$ 3,579,744
680,000	Capital One Financial Corp 2.36%, 07/29/2032	643,760
875,000	CIT Group Inc 6.13%, 03/09/2028	1,056,562
400,000	Credit Agricole Home Loan SFH SA EUR, 1.25%, 03/24/2031	496,352
784,000	Credit Suisse Group AG(b) 3.09%, 05/14/2032	797,761
304,000	Cyrusone Europe Finance Desidgnated Activity Co REIT EUR, 1.13%, 05/26/2028	345,771
	CyrusOne LP / CyrusOne Finance Corp REIT
100,000	2.90%, 11/15/2024	103,221
580,000	EUR, 1.45%, 01/22/2027	672,372
1,239,000	3.45%, 11/15/2029	1,343,832
	Deutsche Bank AG
1,400,000	EUR, 4.63%, Perpetual(d)	1,617,806
900,000	EUR, 1.75%, 11/19/2030	1,063,620
500,000	EUR, 5.63%, 05/19/2031	666,733
1,700,000	3.55%, 09/18/2031	1,789,185
900,000	EUR, 1.38%, 02/17/2032	1,021,886
200,000	Development Bank of Kazakhstan JSC 4.13%, 12/10/2022	204,350
325,000	Digital Euro Finco LLC REIT EUR, 2.63%, 04/15/2024	389,672
250,000	First Republic Bank 1.91%, 02/12/2024	252,673
1,143,000	Global Atlantic Fin Co(b) 3.13%, 06/15/2031	1,131,435
850,000	GLP Capital LP / GLP Financing II Inc REIT 5.38%, 04/15/2026	946,534
1,225,000	Hammerson Ireland Finance Designated Activity Co REIT EUR, 1.75%, 06/03/2027	1,368,399
	Healthcare Trust of America Holdings LP REIT
230,000	3.50%, 08/01/2026	245,171
260,000	3.10%, 02/15/2030	268,378
	Intesa Sanpaolo SpA(d)
734,000	EUR, 5.88%, Perpetual	952,650
1,068,000	EUR, 7.75%, Perpetual	1,472,779
600,000	JAB Holdings BV EUR, 2.25%, 12/19/2039	706,789
240,000	Jackson National Life Global Funding(b) 3.30%, 02/01/2022	240,540
626,000	JPMorgan Chase & Co(d) 5.00%, Perpetual	643,215
250,000	KeyCorp 2.25%, 04/06/2027	254,093
1,070,000	Kreditanstalt fuer Wiederaufbau EUR, 0.38%, 04/23/2030	1,251,832
295,000	MDGH GMTN RSC Ltd 2.50%, 11/07/2024	303,722
Principal Amount(a)		Fair Value
Financial — (continued)
1,175,000	Morgan Stanley EUR, 1.10%, 04/29/2033	$ 1,336,370
475,000	MPT Operating Partnership LP / MPT Finance Corp REIT EUR, 0.99%, 10/15/2026	536,590
660,000	Nationwide Building Society(d) GBP, 5.75%, Perpetual	964,808
617,000	NatWest Group PLC(d) GBP, 5.13%, Perpetual	875,851
325,000	Prologis LP REIT 2.25%, 04/15/2030	326,652
800,000	Rocket Mortgage LLC / Rocket Mortgage Co-Issuer Inc(b) 3.63%, 03/01/2029	803,000
2,388,000	Samhallsbyggnadsbolaget i Norden AB(d) EUR, 2.62%, Perpetual	2,663,555
	SBA Tower Trust REIT(b)
600,000	2.84%, 01/15/2025	615,551
840,000	1.88%, 01/15/2026	838,760
1,592,000	Scentre Group Trust 2 REIT(b) 4.75%, 09/24/2080	1,665,630
1,173,000	Simon International Finance SCA REIT EUR, 1.13%, 03/19/2033	1,310,958
250,000	SLM Corp 4.20%, 10/29/2025	261,250
	Spirit Realty LP REIT
737,000	4.00%, 07/15/2029	809,588
565,000	3.20%, 02/15/2031	583,913
982,000	UniCredit SpA(d) EUR, 7.50%, Perpetual	1,312,102
551,000	VICI Properties LP / VICI Note Co Inc REIT(b) 3.50%, 02/15/2025	559,265
1,720,000	Westpac Banking Corp 2.67%, 11/15/2035	1,675,534
	WPC Eurobond BV REIT
100,000	EUR, 2.13%, 04/15/2027	120,901
135,000	EUR, 1.35%, 04/15/2028	155,832
		56,880,318
Industrial — 1.21%
1,300,000	Abertis Infraestructuras Finance BV(d) EUR, 3.25%, Perpetual	1,507,716
750,000	Airbus SE EUR, 2.38%, 06/09/2040	951,743
275,000	Berry Global Inc 1.57%, 01/15/2026	269,093
1,880,000	DAE Funding LLC 3.38%, 03/20/2028	1,898,800
691,000	General Electric Co EUR, 4.13%, 09/19/2035	1,068,073
700,000	La Poste SA EUR, 1.38%, 04/21/2032	847,818
		6,543,243

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Technology — 1.08%
1,092,000	Broadcom Inc(b) 3.50%, 02/15/2041	$ 1,120,412
325,000	Dell International LLC / EMC Corp 6.02%, 06/15/2026	375,652
325,000	Fidelity National Information Services Inc EUR, 1.50%, 05/21/2027	386,482
	Oracle Corp
1,074,000	3.65%, 03/25/2041	1,085,957
1,042,000	3.95%, 03/25/2051	1,081,708
1,600,000	Ubisoft Entertainment SA EUR, 0.88%, 11/24/2027	1,780,815
		5,831,026
Utilities — 1.69%
	Electricite de France SA
1,200,000	EUR, 2.63%, Perpetual(d)	1,369,541
200,000	EUR, 3.00%, Perpetual(d)	233,961
500,000	EUR, 5.38%, Perpetual(d)	624,751
400,000	GBP, 6.00%, Perpetual(d)	587,843
1,000,000	EUR, 2.00%, 12/09/2049	1,206,478
575,000	Enel Finance International NV EUR, 0.38%, 06/17/2027	651,612
1,025,000	NRG Energy Inc(b) 3.63%, 02/15/2031	999,375
	Orano SA
100,000	EUR, 4.88%, 09/23/2024	126,086
300,000	EUR, 2.75%, 03/08/2028	354,998
370,000	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara EUR, 1.88%, 11/05/2031	404,407
510,000	Southern Co EUR, 1.88%, 09/15/2081	563,941
	Vistra Operations Co LLC(b)
1,051,000	3.70%, 01/30/2027	1,089,794
834,000	4.30%, 07/15/2029	891,869
		9,104,656
TOTAL CORPORATE BONDS AND NOTES — 29.29% (Cost $162,444,351)		$158,032,734
FOREIGN GOVERNMENT BONDS AND NOTES
750,000	Africa Finance Corp(b) 2.88%, 04/28/2028	743,550
	African Export-Import Bank
550,000	5.25%, 10/11/2023	583,655
1,000,000	3.80%, 05/17/2031(b)	1,020,000
3,334,000	3.80%, 05/17/2031	3,400,680
	Australia Government Bond
2,034,000	AUD, 2.75%, 06/21/2035	1,635,071
500,000	AUD, 3.00%, 03/21/2047	406,188
3,869,000	AUD, 1.75%, 06/21/2051	2,440,344
	Banque Ouest Africaine de Developpement
550,000	5.00%, 07/27/2027	606,199
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
778,000	EUR, 2.75%, 01/22/2033	$ 930,174
5,375,000	Bundesobligation EUR, (0.50%), 04/10/2026	6,252,954
1,475,000	Bundesrepublik Deutschland Bundesanleihe EUR, 0.18%, 08/15/2052	1,590,820
4,600,000	Bundesschatzanweisungen EUR, (0.65%), 09/15/2023	5,295,585
	Canadian Government Bond
1,450,000	CAD, 1.00%, 09/01/2026	1,131,675
5,775,000	CAD, 1.25%, 06/01/2030	4,531,797
9,260,000	CAD, 0.50%, 12/01/2030	6,763,361
850,000	CAD, 3.50%, 12/01/2045	914,835
1,100,000	CAD, 2.00%, 12/01/2051	927,558
62,170,000	China Government Bond CNY, 3.81%, 09/14/2050	10,440,658
	China Government International Bond
285,000	EUR, 0.25%, 11/25/2030	314,576
3,150,000	EUR, 0.63%, 11/17/2033	3,451,713
2,300,000	Denmark Government Bond DKK, 4.50%, 11/15/2039	624,738
315,000	Egypt Government International Bond(b) 7.30%, 09/30/2033	289,813
	European Union
1,900,000	EUR, 1.38%, 10/04/2029	2,395,503
4,730,000	EUR, 0.08%, 07/04/2031	5,346,346
4,676,000	EUR, 0.40%, 02/04/2037(e)	5,377,333
1,250,000	EUR, 0.45%, 07/04/2041	1,416,471
750,000	Finland Government Bond(b) EUR, 0.50%, 09/15/2027	892,426
	French Republic Government Bond OAT
4,750,000	EUR, 0.25%, 11/25/2026	5,557,449
366,034	EUR, 0.19%, 11/25/2031	408,766
611,277	EUR, 3.25%, 05/25/2045	1,074,144
375,000	Ghana Government International Bond(b) 8.63%, 04/07/2034	304,264
230,000	Hungary Government International Bond 7.63%, 03/29/2041	375,603
18,827,000,000	Indonesia Treasury Bond IDR, 7.00%, 09/15/2030	1,368,513
1,375,000	Ireland Government Bond EUR, 1.00%, 05/15/2026	1,657,451
	Italy Buoni Poliennali Del Tesoro
956,000	EUR, 0.90%, 04/01/2031	1,070,421
14,465,000	EUR, 0.95%, 12/01/2031(b)	16,135,421
409,000	EUR, 2.45%, 09/01/2033(b)	524,366
1,002,000	EUR, 0.95%, 03/01/2037(b)	1,050,039
2,799,000	EUR, 2.15%, 03/01/2072(b)	3,046,830
485,000	Ivory Coast Government International Bond(b) EUR, 4.88%, 01/30/2032	530,438
125,650,000	Japan Government Five Year Bond JPY, 0.01%, 09/20/2026	1,096,737

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
	Japan Government Ten Year Bond
2,282,050,000	JPY, 1.00%, 03/20/2022	$ 19,883,969
669,400,000	JPY, 0.10%, 03/20/2027	5,872,482
349,600,000	JPY, 0.10%, 09/20/2027	3,068,231
466,150,000	JPY, 0.10%, 09/20/2031	4,063,281
	Japan Government Thirty Year Bond
589,700,000	JPY, 1.50%, 03/20/2045	6,182,391
163,700,000	JPY, 0.80%, 12/20/2047	1,486,065
752,750,000	JPY, 0.70%, 12/20/2048	6,629,801
151,600,000	JPY, 0.40%, 03/20/2050	1,226,836
	Japan Government Twenty Year Bond
209,100,000	JPY, 2.10%, 12/20/2029	2,125,611
22,250,000	JPY, 1.70%, 09/20/2033	227,599
431,500,000	JPY, 1.50%, 06/20/2034	4,348,348
831,850,000	JPY, 0.40%, 03/20/2036	7,357,277
	Kingdom of Belgium Government Bond(b)
945,081	EUR, 1.00%, 06/22/2031	1,165,300
1,025,000	EUR, 1.90%, 06/22/2038	1,418,347
5,547,700,000	Korea Treasury Bond KRW, 1.88%, 03/10/2051	4,222,162
627,000	Latvia Government International Bond EUR, 0.25%, 01/23/2030	711,183
	Mexican Bonos
475,000 (f)	MXN, 5.75%, 03/05/2026	2,186,710
615,000 (f)	MXN, 7.75%, 05/29/2031	3,036,149
3,990,000	Mexico Government International Bond EUR, 4.00%, 03/15/2115	4,870,130
1,625,000	Netherlands Government Bond(b) EUR, 0.75%, 07/15/2027	1,966,056
477,000	New Zealand Government Bond NZD, 1.50%, 05/15/2031	304,485
1,733,000	Oman Government International Bond 6.25%, 01/25/2031	1,889,837
700,000	Philippine Government International Bond EUR, 0.16%, 02/03/2023	795,559
	Republic of Austria Government Bond(b)
896,000	EUR, 0.75%, 02/20/2028	1,080,902
1,225,000	EUR, 0.08%, 02/20/2031	1,384,487
650,000	Republic of Italy Government International Bond 2.88%, 10/17/2029	663,928
2,312,000	Republic of Poland Government Bond(e) PLN, 3.25%, 07/25/2025	563,586
112,697,167	Republic of South Africa Government Bond(e) ZAR, 8.50%, 01/31/2037	5,969,698
	Romanian Government International Bond
773,000	EUR, 2.12%, 07/16/2031	838,677
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
694,000	EUR, 2.00%, 04/14/2033	$ 719,258
2,736,000	EUR, 2.63%, 12/02/2040	2,771,479
475,000	EUR, 2.75%, 04/14/2041(b)	482,386
2,118,000	EUR, 2.75%, 04/14/2041	2,150,934
2,123,000	EUR, 2.88%, 04/13/2042	2,153,575
637,000	EUR, 3.38%, 01/28/2050	681,710
356,600,000	Russian Federal Bond RUB, 7.65%, 04/10/2030	4,583,305
500,000	Senegal Government International Bond(b) EUR, 5.38%, 06/08/2037	538,828
750,000	Serbia International Bond(b) EUR, 2.05%, 09/23/2036	772,756
800,000	Singapore Government Bond SGD, 2.63%, 05/01/2028	632,894
350,000	Slovenia Government Bond EUR, 0.41%, 02/12/2031	384,035
	Spain Government Bond(b)
363,000	EUR, 0.85%, 07/30/2037	402,943
1,410,000	EUR, 2.90%, 10/31/2046	2,168,069
286,000	EUR, 2.70%, 10/31/2048	427,475
	United Kingdom Gilt
2,750,000	GBP, 0.38%, 10/22/2026	3,644,557
9,541	GBP, 4.75%, 12/07/2030	17,167
2,729,140	GBP, 3.50%, 01/22/2045	5,408,286
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES — 42.15% (Cost $235,289,069)		$227,403,209
MORTGAGE-BACKED SECURITIES
Non-Agency — 2.86%
350,000	Arbor Multifamily Mortgage Securities Trust(b) Series 2021-MF3 Class A5 2.57%, 10/15/2054	359,939
775,000	BANK Series 2019-BN19 Class A2 2.93%, 08/15/2061	806,604
500,000	BBCMS Mortgage Trust(b)(c) Series 2019-BWAY Class A 1.07%, 11/15/2034 1-mo. LIBOR + 0.95%	498,515
	Benchmark Mortgage Trust
	Series 2020-B16 Class A5
775,000	2.73%, 02/15/2053	804,504
	Series 2021-B27 Class A5
925,000	2.39%, 07/15/2054	936,823
1,000,000	BF Mortgage Trust(b)(c) Series 2019-NYT Class B 1.51%, 12/15/2035 1-mo. LIBOR + 1.40%	997,386
460,197	Brass No 10 PLC(b)(g) Series 10A Class A1 0.67%, 04/16/2069	458,765

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Non-Agency — (continued)
637,382	BX Commercial Mortgage Trust(b)(c) Series 2020-VKNG Class A 1.04%, 10/15/2037 1-mo. LIBOR + 0.93%	$ 637,382
900,000	BXHPP Trust(b)(c) Series 2021-FILM Class B 1.01%, 08/15/2036 1-mo. LIBOR + 0.90%	889,883
1,450,000	CAMB Commercial Mortgage Trust(b)(c) Series 2019-LIFE Class A 1.18%, 12/15/2037 1-mo. LIBOR + 1.07%	1,451,108
425,000	CGDB Commercial Mortgage Trust(b)(c) Series 2019-MOB Class A 1.06%, 11/15/2036 1-mo. LIBOR + 0.95%	423,934
	CHC Commercial Mortgage Trust(b)(c)
	Series 2019-CHC Class A
670,109	1.23%, 06/15/2034 1-mo. LIBOR + 1.12%	669,300
	Series 2019-CHC Class B
297,826	1.61%, 06/15/2034 1-mo. LIBOR + 1.50%	295,971
	COMM Mortgage Trust
	Series 2014-CR19 Class A5
500,000	3.80%, 08/10/2047	527,511
	Series 2020-CX Class A
1,150,000	2.17%, 11/10/2046(b)	1,133,153
950,000	DBWF Mortgage Trust(b) Series 2016-85T Class A 3.79%, 12/10/2036	1,024,780
821,684	Gemgarto PLC(b)(c) Series 2021-1A Class A GBP, 0.64%, 12/16/2067 3-mo. SONIA + 0.59%	1,113,717
508,459	HPLY Trust(b)(c) Series 2019-HIT Class A 1.11%, 11/15/2036 1-mo. LIBOR + 1.00%	507,502
360,000	Lanark Master Issuer PLC(b)(c) Series 2020-1A Class 2A GBP, 0.62%, 12/22/2069 3-mo. SONIA + 0.57%	488,898
775,000	Morgan Stanley Capital I Trust Series 2019-L2 Class A3 3.81%, 03/15/2052	841,372
590,864	Wells Fargo Commercial Mortgage Trust(b)(c) Series 2021-SAVE Class A 1.26%, 02/15/2040 1-mo. LIBOR + 1.15%	591,444
		15,458,491
U.S. Government Agency — 7.93%
609,763	FARM Mortgage Trust(b)(g) Series 2021-1 Class A 2.18%, 01/25/2051	606,011
Principal Amount(a)		Fair Value
U.S. Government Agency — (continued)
292,183	Federal Home Loan Mortgage Corp Multifamily Structured Credit Risk(b)(c) Series 2021-MN1 Class M1 2.05%, 01/25/2051 1-mo. SOFR + 2.00%	$ 290,750
	Federal Home Loan Mortgage Corp Multifamily Structured Pass Through Certificates
	Series KC02 Class A2
325,000	3.37%, 07/25/2025	334,206
	Series KL3W Class AFLW
416,228	0.54%, 08/25/2025(c) 1-mo. LIBOR + 0.45%	418,153
8,000,000	Government National Mortgage Association 3.50%, TBA	8,329,966
	Seasoned Credit Risk Transfer Trust
	Series 2017-4 Class M45T
194,991	4.50%, 06/25/2057	210,672
	Series 2018-4 Class M55D
333,606	4.00%, 03/25/2058	353,398
	Series 2019-3 Class M55D
252,127	4.00%, 10/25/2058	268,179
	Series 2020-3 Class TTU
390,652	2.50%, 05/25/2060	399,658
	Seasoned Loans Structured Transaction Trust
	Series 2018-2 Class A1
356,171	3.50%, 11/25/2028	367,268
	Series 2019-1 Class A2
400,000	3.50%, 05/25/2029	423,590
	Series 2019-2 Class A1C
412,104	2.75%, 09/25/2029	426,694
	Series 2019-3 Class A2C
500,000	2.75%, 11/25/2029	522,049
	Uniform Mortgage-Backed Security(h)
1,350,000	2.00%, TBA	1,345,840
8,850,000	2.50%, TBA	9,029,117
10,650,000	3.00%, TBA	11,033,009
8,000,000	3.50%, TBA	8,420,399
		42,778,959
TOTAL MORTGAGE-BACKED SECURITIES — 10.79% (Cost $58,224,493)		$ 58,237,450
U.S. TREASURY BONDS AND NOTES
	United States Treasury Note/Bond
8,500,000	0.13%, 05/15/2023	8,451,191
2,556,800	2.13%, 05/15/2025	2,646,588
4,750,000	0.75%, 05/31/2026	4,652,402
5,406,800	0.88%, 06/30/2026	5,321,051
2,699,400	2.88%, 05/15/2028	2,940,975
1,600,000	1.13%, 02/15/2031	1,552,813

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
U.S. Treasury Bonds and Notes — (continued)
7,075,000	4.50%, 02/15/2036	$ 9,723,703
4,575,000	5.00%, 05/15/2037	6,659,306
1,732,800	3.63%, 08/15/2043	2,247,767
9,764,100	3.38%, 11/15/2048	12,775,333
600,000	2.00%, 08/15/2051	611,625
TOTAL U.S. TREASURY BONDS AND NOTES — 10.67% (Cost $57,722,140)		$ 57,582,754
Shares
GOVERNMENT MONEY MARKET MUTUAL FUNDS
1,030,000	BlackRock FedFund Institutional Class(i),0.03%(j)	1,030,000
1,090,000	Federated Hermes Government Obligations Fund Premier Shares(i),0.03%(j)	1,090,000
498,000	Fidelity® Investments Money Market Government Portfolio Institutional Class(i),0.01%(j)	498,000
1,070,000	Goldman Sachs Financial Square Government Fund Institutional Class(i),0.02%(j)	1,070,000
730,000	Invesco Government & Agency Portfolio Institutional Class(i),0.03%(j)	730,000
498,000	Morgan Stanley Institutional Liquidity Government Portfolio Institutional Class(i),0.03%(j)	498,000

TOTAL GOVERNMENT MONEY MARKET MUTUAL FUNDS — 0.91% (Cost $4,916,000)		$ 4,916,000
Principal Amount		Fair Value
SHORT TERM INVESTMENTS
U.S. Treasury Bonds and Notes — 1.39%
$ 7,500,000	U.S. Treasury Bills(k) 0.04%, 01/27/2022	$ 7,499,763
Repurchase Agreements — 1.39%
4,138,591	Undivided interest of 4.96% in a repurchase agreement (principal amount/value $83,389,448 with a maturity value of $83,389,795) with RBC Capital Markets Corp, 0.05%, dated 12/31/21 to be repurchased at $4,138,591 on 1/3/22 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 6.50%, 5/15/22 - 12/1/51, with a value of $85,057,237.(i)	4,138,591
3,390,853	Undivided interest of 7.68% in a repurchase agreement (principal amount/value $44,179,558 with a maturity value of $44,179,779) with Citigroup Global Markets Inc, 0.06%, dated 12/31/21 to be repurchased at $ 3,390,853 on 1/3/22 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 3.50%, 2/15/22 - 12/20/51, with a value of $45,063,151.(i)	3,390,853
		7,529,444
TOTAL SHORT TERM INVESTMENTS — 2.78% (Cost $15,029,207)		$ 15,029,207
TOTAL INVESTMENTS — 102.10% (Cost $563,255,492)		$550,909,628
OTHER ASSETS & LIABILITIES, NET — (2.10)%		$ (11,346,200)
TOTAL NET ASSETS — 100.00%		$539,563,428

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2021
(a)	Amount is stated in U.S. dollars unless otherwise noted.
(b)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(c)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2021.
(d)	Security has no contractual maturity date and pays an indefinite stream of interest.
(e)	All or a portion of the security is on loan at December 31, 2021.
(f)	Principal amount is stated in 100 Mexican Peso Units.
(g)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(h)	Single-class security backed by mortgage loans purchased by either Freddie Mac or Fannie Mae.
(i)	Collateral received for securities on loan.
(j)	Rate shown is the 7-day yield as of December 31, 2021.
(k)	Zero coupon bond; the interest rate shown is the effective yield on date of purchase.
LIBOR	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
LP	Limited Partnership
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate is the secured interbank overnight interest rate and reference rate established as an alternative to LIBOR.
SONIA	Sterling Overnight Interbank Average Rate is the effective overnight interest rate paid by banks for unsecured transactions in the British sterling market.
TBA	To Be Announced
At December 31, 2021, the Fund held the following outstanding exchange traded futures contracts:
Description	Number of Contracts		Notional Amount	Expiration Date	Fair Value and Net Unrealized Appreciation/ (Depreciation)
Short
Canadian 10 Year Bond Futures	24	CAD	3,422,880	March 2022	$ (69,350)
Euro-Bobl Futures	8	EUR	1,065,920	March 2022	7,062
Euro-BTP Futures	117	EUR	17,200,170	March 2022	356,069
Euro-Bund Futures	128	EUR	21,935,360	March 2022	385,557
Euro-Buxl 30 Year Bond Futures	15	EUR	3,101,100	March 2022	164,928
Euro-Schatz Futures	5	EUR	560,150	March 2022	938
Long Gilt Futures	77	GBP	9,617,300	March 2022	6,377
U.S. 10 Year Treasury Note Futures	238	USD	31,051,562	March 2022	(93,046)
U.S. 5 Year Treasury Note Futures	109	USD	13,186,445	March 2022	(53,069)
U.S. Long Bond Futures	18	USD	2,887,875	March 2022	(20,390)
U.S. Ultra Bond Futures	19	USD	3,745,375	March 2022	(17,334)
Long
10 Year Commonwealth Treasury Bond Futures	43	AUD	4,226,040	March 2022	(9,550)
3 Year Commonwealth Treasury Bond Futures	324	AUD	32,016,060	March 2022	38,216
Euro 10 Year Treasury Note Futures	14	EUR	2,284,100	March 2022	(47,285)
U.S. 10 Year Treasury Note Futures	13	USD	1,696,094	March 2022	(4,672)
U.S. 2 Year Treasury Note Futures	29	USD	6,326,984	March 2022	(3,844)
U.S. 5 Year Treasury Note Futures	32	USD	3,871,250	March 2022	6,437
U.S. Long Bond Futures	20	USD	3,208,750	March 2022	33,594
U.S. Ultra Bond Futures	12	USD	2,365,500	March 2022	9,166
				Net Appreciation	$689,804
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2021
At December 31, 2021, the Fund held the following over-the-counter (OTC) forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
AZB	EUR	225,000	USD	261,844	January 25, 2022	$(5,690)
AZB	USD	2,045,600	AUD	2,730,000	January 25, 2022	60,682
AZB	USD	1,424,972	PHP	72,538,187	January 25, 2022	8,723
BA	CHF	1,263,000	USD	1,370,793	January 25, 2022	14,939
BA	COP	882,472,610	USD	227,008	January 25, 2022	(10,588)
BA	EUR	1,617,086	HUF	585,769,940	January 25, 2022	49,676
BA	USD	853,852	THB	27,818,507	January 25, 2022	16,352
BB	AUD	4,510,000	USD	3,265,511	February 16, 2022	13,252
BB	CAD	5,229,632	USD	4,100,000	January 25, 2022	35,641
BB	CLP	89,420,000	USD	104,402	March 16, 2022	(628)
BB	EUR	614,324	HUF	223,970,116	January 25, 2022	13,110
BB	GBP	3,480,566	EUR	4,080,000	January 25, 2022	31,481
BB	GBP	4,960,000	USD	6,653,521	February 16, 2022	54,933
BB	HUF	209,431,000	USD	638,879	March 16, 2022	1,199
BB	IDR	14,540,000,000	USD	1,003,658	March 16, 2022	10,412
BB	INR	57,806,126	USD	767,627	January 25, 2022	6,310
BB	INR	80,260,000	USD	1,052,852	March 16, 2022	14,634
BB	MYR	3,270,000	USD	771,045	March 16, 2022	13,450
BB	NZD	660,000	USD	449,210	February 16, 2022	2,117
BB	SEK	4,025,000	USD	442,794	February 16, 2022	2,379
BB	USD	8,160,000	CAD	10,320,809	January 25, 2022	(1,791)
BB	USD	3,174,417	CAD	4,060,000	February 16, 2022	(36,358)
BB	USD	667,593	EUR	590,000	February 16, 2022	(4,311)
BB	USD	444,085	HUF	145,660,000	March 16, 2022	(1,091)
BB	USD	1,467,534	INR	112,237,000	March 16, 2022	(25,258)
BB	USD	1,322,228	KRW	1,555,905,000	March 16, 2022	16,854
BB	USD	4,540,400	MXN	98,000,000	March 16, 2022	(175,183)
BB	USD	4,283,325	RUB	322,620,000	March 16, 2022	55,747
BB	USD	916,652	THB	29,928,680	January 25, 2022	15,623
BB	USD	1,093,426	TWD	30,090,000	March 16, 2022	3,010
BB	ZAR	8,191,666	USD	511,755	January 25, 2022	90
BBH	CNY	89,280,098	USD	13,756,932	January 25, 2022	239,439
BBH	GBP	2,925,000	USD	3,887,729	January 25, 2022	69,226
BBH	HUF	1,297,207,224	EUR	3,530,000	January 25, 2022	(79,278)
BBH	MXN	4,933,670	USD	240,000	January 25, 2022	(392)
BBH	NOK	2,248,722	USD	270,000	January 25, 2022	(14,867)
BBH	RON	813,212	USD	190,000	January 25, 2022	(3,426)
BBH	SEK	9,444,782	USD	1,093,533	January 25, 2022	(48,931)
BBH	USD	115,330	JPY	13,160,000	January 25, 2022	952
BNP	AUD	5,249,244	USD	3,870,000	January 25, 2022	(53,399)
BNP	CLP	174,564,088	USD	213,816	January 25, 2022	(9,589)
BNP	EUR	7,707,541	GBP	6,533,015	January 25, 2022	(63,929)
BNP	EUR	557,206	HUF	201,897,479	January 25, 2022	11,786
BNP	INR	117,006,121	USD	1,549,955	January 25, 2022	16,580
BNP	JPY	56,840,810	USD	500,000	January 25, 2022	(5,977)
BNP	THB	136,588,209	USD	4,090,000	January 25, 2022	22,106
BNP	USD	201,115	CLP	166,196,434	January 25, 2022	6,678
BNP	USD	235,944	INR	17,763,069	January 25, 2022	(1,876)
BNP	USD	429,598	THB	14,016,926	January 25, 2022	7,606
BNP	ZAR	19,940,094	USD	1,242,435	January 25, 2022	3,494
BNS	CLP	174,302,632	USD	213,816	January 25, 2022	(9,895)
BNS	USD	418,442	CLP	347,390,637	January 25, 2022	12,022
BNYC	PLN	2,118,356	USD	536,903	January 25, 2022	(12,535)
BNYM	JPY	11,387,130	USD	100,000	January 25, 2022	(1,031)
BNYM	USD	1,647,995	MXN	34,275,000	January 25, 2022	(16,601)
CA	AUD	769,692	USD	571,279	January 25, 2022	(11,654)
CA	CZK	8,945,466	USD	407,030	January 25, 2022	1,137
CA	GBP	487,540	USD	669,291	January 25, 2022	(9,744)
CA	THB	27,086,054	USD	816,182	January 25, 2022	(733)
CA	USD	16,927,380	EUR	14,547,603	January 25, 2022	365,520
CA	USD	16,514,387	JPY	1,872,728,154	January 25, 2022	237,862
CA	USD	4,951,860	ZAR	74,197,213	January 25, 2022	315,748
CIT	CLP	429,898,026	USD	528,553	January 25, 2022	(25,605)
CIT	CNY	17,025,186	USD	2,646,704	January 25, 2022	22,321
CIT	CNY	61,110,000	USD	9,522,521	March 16, 2022	19,384
CIT	EUR	3,559,395	USD	4,120,000	January 25, 2022	(67,772)
CIT	ILS	1,270,000	USD	410,082	March 16, 2022	(567)
CIT	PLN	1,961,000	USD	478,180	March 16, 2022	5,260
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2021
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
CIT	USD	200,749	CLP	164,867,033	January 25, 2022	$7,867
CIT	USD	8,240,000	EUR	7,118,790	January 25, 2022	135,544
CIT	USD	957,798	INR	72,040,809	January 25, 2022	(6,719)
CIT	USD	2,004,600	PHP	102,028,460	January 25, 2022	12,579
CIT	USD	132,008	SGD	180,000	March 16, 2022	(1,451)
CIT	USD	2,235,657	ZAR	34,485,000	January 25, 2022	80,908
DB	INR	115,524,016	USD	1,530,525	January 25, 2022	16,167
DB	USD	670,428	PHP	34,141,552	January 25, 2022	3,842
FB	EUR	1,199,000	USD	1,358,456	January 25, 2022	6,557
FB	USD	8,358,080	EUR	7,405,374	January 25, 2022	(72,640)
GS	CLP	174,366,777	USD	213,816	January 25, 2022	(9,820)
GS	COP	897,661,304	USD	230,415	January 25, 2022	(10,270)
GS	USD	239,450	INR	18,001,822	January 25, 2022	(1,568)
GS	USD	766,688	THB	25,001,680	January 25, 2022	13,990
HSB	CLP	891,228,000	USD	1,060,000	January 25, 2022	(17,331)
HSB	CNY	18,219,370	USD	2,833,296	January 25, 2022	22,940
HSB	INR	72,048,666	USD	956,187	January 25, 2022	8,436
HSB	KRW	6,679,786,210	USD	5,623,520	January 25, 2022	(13,001)
HSB	USD	3,148,065	INR	239,038,811	January 25, 2022	(52,304)
HSB	ZAR	8,197,808	USD	511,755	January 25, 2022	474
JPM	CHF	1,250,000	USD	1,356,721	February 16, 2022	15,238
JPM	CZK	7,050,000	USD	309,686	March 16, 2022	10,393
JPM	JPY	1,853,580,000	USD	16,153,695	February 16, 2022	(42,413)
JPM	NOK	2,440,000	USD	273,794	February 16, 2022	2,908
JPM	THB	25,740,000	USD	768,634	March 16, 2022	7,095
JPM	USD	126,297	DKK	830,000	February 16, 2022	(807)
JPM	USD	4,404,880	EUR	3,890,000	February 16, 2022	(25,128)
JPM	USD	229,309	THB	7,469,966	January 25, 2022	4,419
MS	CLP	2,151,727,050	USD	2,583,881	January 25, 2022	(66,524)
MS	EUR	734,305	HUF	265,810,966	January 25, 2022	22,531
MS	INR	76,150,105	USD	1,009,520	January 25, 2022	10,015
MS	JPY	879,500,000	USD	7,740,055	January 25, 2022	(96,018)
MS	USD	3,200,253	EUR	2,750,000	January 25, 2022	69,489
MS	USD	2,179,857	INR	164,077,866	January 25, 2022	(16,898)
MS	USD	5,384,519	JPY	615,233,147	January 25, 2022	37,317
MS	USD	366,661	THB	11,963,406	January 25, 2022	6,492
MS	ZAR	19,082,000	USD	1,209,455	January 25, 2022	(17,142)
RBS	CLP	584,225,622	USD	697,597	January 25, 2022	(14,097)
RBS	COP	1,796,420,579	USD	461,437	January 25, 2022	(20,878)
RBS	JPY	159,047,509	USD	1,401,928	January 25, 2022	(19,591)
RBS	USD	1,380,000	CLP	1,100,826,000	January 25, 2022	92,117
RBS	USD	8,489,194	MXN	177,739,051	January 25, 2022	(142,863)
RBS	USD	460,362	ZAR	6,880,000	January 25, 2022	30,475
RBS	ZAR	10,866,903	USD	680,000	January 25, 2022	(996)
SAH	AUD	1,686,500	USD	1,251,081	January 25, 2022	(24,867)
SAH	EUR	2,470,000	USD	2,822,006	January 25, 2022	(10,010)
SAH	USD	7,167,032	EUR	6,350,000	January 25, 2022	(62,188)
SEB	NOK	6,129,780	EUR	600,000	January 25, 2022	8,971
SEB	USD	556,534	PLN	2,324,800	January 25, 2022	(18,936)
SG	CLP	130,495,868	USD	160,642	January 25, 2022	(7,972)
SG	USD	388,860	IDR	5,550,114,119	January 25, 2022	(90)
SSB	USD	3,556,234	EUR	3,100,000	January 25, 2022	27,009
TD	CAD	903,563	USD	729,894	January 25, 2022	(15,348)
TD	EUR	297,080	HUF	107,697,351	January 25, 2022	6,288
TD	EUR	8,139,311	USD	9,460,810	January 25, 2022	(194,532)
TD	HUF	52,957,974	EUR	146,547	January 25, 2022	(5,277)
TD	RUB	40,870,280	USD	560,541	January 25, 2022	(18,966)
TD	USD	637,241	THB	20,753,020	January 25, 2022	12,453
TD	ZAR	7,144,342	USD	444,054	January 25, 2022	2,350
UBS	CAD	5,358,009	USD	4,320,000	January 25, 2022	(82,837)
UBS	ILS	1,346,090	USD	418,325	January 25, 2022	15,345
UBS	INR	72,021,892	USD	956,187	January 25, 2022	8,078
UBS	JPY	362,742,491	USD	3,188,130	January 25, 2022	(35,410)
UBS	SGD	743,586	USD	550,976	January 25, 2022	513
UBS	USD	4,100,000	AUD	5,507,015	January 25, 2022	95,980
UBS	USD	11,079,814	EUR	9,575,000	January 25, 2022	179,062
UBS	USD	1,949,036	JPY	221,000,000	January 25, 2022	28,249
					Net Appreciation	$976,235
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2021
At December 31, 2021, the Fund held the following outstanding centrally cleared credit default swaps:
Reference Obligation(a)	Notional Amount(b)	Value	Upfront Payments/(Receipts)	Fixed Deal Pay/Receive Rate	Maturity Date	Net Unrealized Appreciation/ (Depreciation)	Buy/Sell Credit Protection	Payment Frequency
iTraxx Europe Crossover Series 36 Version 1	$12,574,000	$(1,700,547)	$(1,660,745)	5.00	December 20, 2026	$(88,625)	Sell	Quarterly
CDX.NA.HY.37 Index(a)	8,615,000	(786,119)	(790,963)	5.00	December 20, 2026	4,845	Sell	Quarterly
					Net Depreciation	$(83,780)
(a) Based on an index of North American bonds with high yield credit ratings that trade in the credit default swap market.
(b) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement
At December 31, 2021, the Fund held the following outstanding centrally cleared interest rate swaps:
Rate Received by the Fund	Rate Paid by the Fund	Notional Amount	Maturity Date	Net Unrealized Appreciation/ (Depreciation)	Payment Frequency
2.02%	3-mo. NZD-BBR-FRA	39,300,000	January 25, 2023	$ 80,616	Quarterly
3-mo. JIBAR	5.66%	184,587,019	January 25, 2024	(56,697)	Quarterly
3-mo. JIBAR	5.63%	128,700,000	January 25, 2024	(34,573)	Quarterly
3-mo. JIBAR	5.65%	46,312,981	January 25, 2024	(13,429)	Quarterly
6-mo. PRIBOR	3.62%	60,846,982	January 25, 2024	48,198	Semi Annual
6-mo. BBSW	0.88%	9,900,000	January 25, 2025	103,395	Semi Annual
0.91%	3-mo. TELBOR	1,800,000	January 25, 2027	4,271	Quarterly
0.83%	3-mo. TELBOR	17,500,000	January 25, 2027	18,387	Quarterly
2.66%	7-day CNRR	160,260,000	January 25, 2027	344,312	Weekly
7.48%	28-day MXTIIE	32,297,069	January 13, 2032	(4,746)	Monthly
7.49%	28-day MXTIIE	20,152,198	January 13, 2032	(1,963)	Monthly
7.51%	28-day MXTIIE	19,898,534	January 13, 2032	(540)	Monthly
7.64%	28-day MXTIIE	93,000,000	January 13, 2032	39,049	Monthly
3-mo. LIBOR	1.70%	40,000,000	January 25, 2032	(535,830)	Quarterly
1-day SONIA	1.04%	9,000,000	January 25, 2032	(103,148)	Daily
2.52%	6-mo. EURIBOR	15,300,000	January 25, 2032	(96,149)	Semi Annual
3-mo. LIBOR	1.54%	19,400,000	January 25, 2032	24,890	Quarterly
2.12%	3-mo. KRW-CD-KSDA	3,722,200,000	January 25, 2032	80,040	Quarterly
6-mo. EURIBOR	0.36%	2,600,000	January 25, 2072	(29,007)	Semi Annual
			Net Depreciation	$(132,924)
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2021
Abbreviations:
AZB	Australia New Zealand Bank
BA	Bank of America Corp
BB	Barclays Bank PLC
BBH	Brown Brothers Harriman
BBSW	Bank Bill Swap Rate
BNP	BNP Paribas Securities Corp
BNS	Bank of Nova Scotia
BNYC	Bank of New York Co Inc
BNYM	BNY Mellon
CA	Credit Agricole
CIT	Citigroup Global Markets
CNRR	China Fixing Repo Rate
DB	Deutsche Bank
EURIBOR	Euro Interbank Offered Rate is the interest rate published by European Money Markets Institute, that banks offer to lend unsecured funds to other banks.
FB	Credit Suisse
GS	Goldman Sachs
HSB	HSBC Bank USA
JIBAR	Johannesburg Interbank Average Rate is the benchmark for short-term interest rates in South Africa.
JPM	JP Morgan Chase & Co
KRW-CD-KSDA	South Korea Interbank Offered Rate
MS	Morgan Stanley & Co LLC
MXTIIE	Mexico Interbank Offered Rate
NZD-BBR-FRA	The rate for the New Zealand Dollar bills of exchange for a period of designated maturity.
PRIBOR	Czech National Bank Interbank Offered Rate
RBS	Royal Bank of Scotland
SAH	Standard Chartered Bank
SEB	Skandinaviska Enskilda Banken AB
SG	Societe General SA
SONIA	Sterling Overnight Interbank Average Rate is the effective overnight interest rate paid by banks for unsecured transactions in the British sterling market.
SSB	State Street Bank
TD	Toronto Dominion Bank
TELBOR	Bank of Israel Interest Rate Fixings is the interest rate on inter-bank loans
UBS	UBS AG
Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro Dollar
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TWD	Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2021
Summary of Investments by Country as of December 31, 2021.
Country	Fair Value	Percentage of Fund Investments
United States	$207,022,105	37.58%
Japan	72,887,100	13.23
Italy	26,777,550	4.86
Mexico	23,963,500	4.35
Germany	22,455,932	4.08
United Kingdom	20,651,636	3.75
Belgium	17,955,872	3.26
Canada	17,906,411	3.25
Cayman Islands	16,594,358	3.01
France	16,134,249	2.93
China	14,206,946	2.58
Romania	9,798,020	1.78
Netherlands	9,075,117	1.65
Australia	7,822,767	1.42
Tunisia	6,609,865	1.20
Spain	6,379,508	1.16
South Africa	5,969,698	1.08
Egypt	5,294,147	0.96
Ireland	4,583,513	0.83
Russia	4,583,305	0.83
South Korea	4,222,162	0.77
Luxembourg	4,070,019	0.74
Malaysia	3,250,687	0.59
Sweden	2,663,555	0.48
Austria	2,465,389	0.45
Oman	1,889,836	0.34
Indonesia	1,772,921	0.32
Togo	1,536,373	0.28
Bermuda	975,406	0.18
Finland	892,426	0.16
Norway	867,231	0.16
Switzerland	797,760	0.14
Philippines	795,559	0.14
Serbia	772,756	0.14
Nigeria	743,550	0.13
Latvia	711,183	0.13
Singapore	632,894	0.11
Denmark	624,738	0.11
Poland	563,586	0.10
Senegal	538,828	0.10
Cote d’Ivoire	530,438	0.10
Colombia	468,470	0.08
Slovenia	384,034	0.07
Chile	382,500	0.07
Hungary	375,603	0.07
New Zealand	304,485	0.06
Ghana	304,264	0.06
United Arab Emirates	303,722	0.06
Kazakhstan	204,350	0.04
Brazil	193,304	0.03
Total	$550,909,628	100.00%
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2021
Great-West Global Bond Fund
ASSETS:
Investments in securities, fair value (including $11,391,721 of securities on loan)(a)	$543,380,184
Repurchase agreements, fair value(b)	7,529,444
Cash	19,222,303
Cash denominated in foreign currencies, fair value(c)	5,309,686
Cash pledged on futures contracts	2,203,112
Cash pledged on forward foreign currency contracts	2,650,000
Cash pledged on centrally cleared swaps	5,266,712
Interest receivable	3,971,460
Subscriptions receivable	663,653
Unrealized appreciation on forward foreign currency contracts	2,799,827
Total Assets	592,996,381
LIABILITIES:
Payable for TBA investments purchased	38,209,957
Payable for director fees	3,085
Payable for investments purchased	3,519
Payable for other accrued fees	187,903
Payable for shareholder services fees	7,648
Payable to investment adviser	264,001
Payable upon return of securities loaned	12,445,444
Redemptions payable	231,833
Unrealized depreciation on forward foreign currency contracts	1,823,592
Variation margin on futures contracts	79,101
Variation margin on centrally cleared swaps	176,870
Total Liabilities	53,432,953
NET ASSETS	$539,563,428
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$6,200,933
Paid-in capital in excess of par	544,729,163
Undistributed/accumulated deficit	(11,366,668)
NET ASSETS	$539,563,428
NET ASSETS BY CLASS
Investor Class	$25,774,737
Institutional Class	$513,788,691
CAPITAL STOCK:
Authorized
Investor Class	35,000,000
Institutional Class	230,000,000
Issued and Outstanding
Investor Class	3,269,389
Institutional Class	58,739,936
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$7.88
Institutional Class	$8.75
(a) Cost of investments	$555,726,048
(b) Cost of repurchase agreements	$7,529,444
(c) Cost of cash denominated in foreign currencies	$5,294,757
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2021
Great-West Global Bond Fund
INVESTMENT INCOME:
Interest	$7,281,001
Income from securities lending	468
Foreign withholding tax	(82,088)
Total Income	7,199,381
EXPENSES:
Management fees	3,010,829
Shareholder services fees – Investor Class	97,490
Audit and tax fees	85,403
Custodian fees	177,146
Director's fees	17,641
Legal fees	10,361
Pricing fees	51,360
Registration fees	26,222
Shareholder report fees	94
Transfer agent fees	7,975
Other fees	2,938
Total Expenses	3,487,459
Less amount waived by investment adviser	23,309
Net Expenses	3,464,150
NET INVESTMENT INCOME	3,735,231
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments and foreign currency transactions	(1,909,426)
Net realized loss on credit default swaps	(491,250)
Net realized loss on interest rate swaps	(71,344)
Net realized gain on futures contracts	109,322
Net realized loss on inflation swaps	(81,106)
Net realized loss on purchased options	(45,921)
Net realized gain on purchased swaptions	52,569
Net realized gain on written swaptions	56,929
Net realized loss on forward foreign currency contracts	(2,365,777)
Net Realized Loss	(4,746,004)
Net change in unrealized depreciation on investments and foreign currency translations	(32,004,416)
Net change in unrealized depreciation on credit default swaps	(83,780)
Net change in unrealized depreciation on interest rate swaps	(405,569)
Net change in unrealized appreciation on futures contracts	259,114
Net change in unrealized appreciation on forward foreign currency contracts	1,398,468
Net Change in Unrealized Depreciation	(30,836,183)
Net Realized and Unrealized Loss	(35,582,187)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(31,846,956)
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2021 and December 31, 2020
Great-West Global Bond Fund	2021	2020
OPERATIONS:
Net investment income	$3,735,231	$7,752,642
Net realized loss	(4,746,004)	(17,166,565)
Net change in unrealized appreciation (depreciation)	(30,836,183)	31,455,965
Net Increase (Decrease) in Net Assets Resulting from Operations	(31,846,956)	22,042,042
DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital
Investor Class	-	(89,249)
Institutional Class	-	(1,163,984)
From return of capital	0	(1,253,233)
From net investment income and net realized gains
Investor Class	(19,573)	(219,860)
Institutional Class	(961,735)	(4,698,770)
From net investment income and net realized gains	(981,308)	(4,918,630)
Total Distributions	(981,308)	(6,171,863)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	8,491,161	12,449,236
Institutional Class	140,818,162	128,351,810
Shares issued in reinvestment of distributions
Investor Class	19,573	309,109
Institutional Class	961,735	5,862,754
Shares redeemed
Investor Class	(10,212,157)	(22,851,953)
Institutional Class	(57,066,053)	(159,867,233)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	83,012,421	(35,746,277)
Total Increase (Decrease) in Net Assets	50,184,157	(19,876,098)
NET ASSETS:
Beginning of year	489,379,271	509,255,369
End of year	$539,563,428	$489,379,271
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	1,045,029	1,530,362
Institutional Class	15,719,487	14,257,987
Shares issued in reinvestment of distributions
Investor Class	2,425	37,755
Institutional Class	107,697	647,916
Shares redeemed
Investor Class	(1,258,211)	(2,834,472)
Institutional Class	(6,398,504)	(18,206,698)
Net Increase (Decrease)	9,217,923	(4,567,150)
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2021	$8.43	0.03	(0.57)	(0.54)	-	(0.01)	-	(0.01)	$7.88	(6.46%)
12/31/2020	$8.09	0.10	0.33	0.43	(0.02)	(0.07)	-	(0.09)	$8.43	5.33%
12/31/2019	$8.07	0.20	0.13	0.33	-	(0.31)	-	(0.31)	$8.09	4.07%
12/31/2018	$8.34	0.30	(0.32)	(0.02)	-	(0.22)	(0.03)	(0.25)	$8.07	(0.27%)
12/31/2017	$8.34	0.33	(0.17)	0.16	(0.16)	-	-	(0.16)	$8.34	1.95%
Institutional Class
12/31/2021	$9.33	0.07	(0.63)	(0.56)	-	(0.02)	-	(0.02)	$8.75	(6.03%)
12/31/2020	$8.95	0.16	0.35	0.51	(0.02)	(0.11)	-	(0.13)	$9.33	5.72%
12/31/2019	$8.91	0.25	0.14	0.39	-	(0.35)	-	(0.35)	$8.95	4.39%
12/31/2018	$9.20	0.35	(0.35)	0.00	-	(0.26)	(0.03)	(0.29)	$8.91	0.06%
12/31/2017	$9.16	0.40	(0.20)	0.20	(0.16)	-	-	(0.16)	$9.20	2.47%
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)
Supplemental Data and Ratios
Investor Class
12/31/2021	$ 25,775	1.09%	1.01%	0.32%	184% (e)
12/31/2020	$ 29,333	1.10%	1.01%	1.25%	104%
12/31/2019	$ 38,388	1.07%	1.01%	2.46%	73%
12/31/2018	$ 41,754	1.12%	1.01%	3.60%	123%
12/31/2017	$ 47,461	1.22%	1.13%	3.88%	55%
Institutional Class
12/31/2021	$513,789	0.64%	0.64%	0.74%	184% (e)
12/31/2020	$460,046	0.66%	0.66%	1.76%	104%
12/31/2019	$470,867	0.65%	0.65%	2.79%	73%
12/31/2018	$409,355	0.70%	0.66%	3.80%	123%
12/31/2017	$329,358	0.82%	0.78%	4.24%	55%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
(e)	Portfolio turnover includes purchases and sales from mortgage dollar roll transactions which occurred during the period. Excluding these transactions, the portfolio turnover would have been 138%.
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of forty-six funds. Interests in the Great-West Global Bond Fund (the Fund) are included herein. The investment objective of the Fund is to seek current income with capital appreciation and growth of income. The Fund is non-diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The outbreak of the novel strain of coronavirus, specifically identified as "COVID-19", has affected the worldwide economy, the financial health of individual companies and the market in general. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Fund in future periods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Annual Report - December 31, 2021

Fixed income investments are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Investments in shares of the underlying mutual funds are valued at the net asset value as reported by the underlying mutual fund, which may be obtained from pricing services or other pricing sources.
Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Asset-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, and monthly payment information.
Corporate Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.
Foreign Government Bonds and Notes	Benchmark yields, executed trades, broker/dealer quotes, credit information, collateral attributes, issuer spreads, benchmark securities, treasury/swap maturity curves, issuer spread curves, evaluated bids, market corroborated inputs, offers and reference data including market research publications.
Mortgage-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, TBA prices, monthly payment information and third party real estate analysis.
U.S. Treasury Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.
Government Money Market Mutual Funds	Net asset value of underlying mutual fund.
Short Term Investments	Maturity date, credit quality and interest rates.
Futures Contracts	Exchange traded close price.
Forward Foreign Currency Contracts	Foreign currency spot and forward rates.
Credit Default Swaps	Reported trades, credit spreads and curves, recovery rates, restructuring types and net present value of cashflows.
Interest Rate Swaps	Interest rate curves, LIBOR curves, reported trades and swap curves.

Annual Report - December 31, 2021

The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2021, all of the Fund’s investments are valued using Level 2 inputs, except for Futures Contracts and Government Money Market Mutual Funds, which are valued using Level 1 inputs. More information regarding the sector classifications, as applicable, are included in the Schedule of Investments.
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
To Be Announced Transactions
The Fund may invest in securities known as To Be Announced (TBA) securities. TBA’s are Federal National Mortgage Association, Federal Home Loan Mortgage Corporation or Government National Mortgage Association issued mortgage backed securities for forward settlement, in which the buyer and seller decide on trade parameters, but the exact pools are unknown until two days before settlement date. The transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. TBA transactions generally settle monthly on a specified date. TBA’s are included in Investments in securities, fair value on the Statement of Assets and Liabilities.
Dollar Rolls
The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.

Annual Report - December 31, 2021

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	2021	2020
Ordinary income	$-	$4,918,630
Long-term capital gain	981,308	-
Return of capital	-	1,253,233
	$981,308	$6,171,863
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, market discount adjustments, and foreign currency reclassifications.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$—
Undistributed long-term capital gains	2,072,165
Capital loss carryforwards	—
Post-October losses	(600,261)
Net unrealized depreciation	(12,838,572)
Tax composition of capital	$(11,366,668)
At December 31, 2021, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. During the year ended December 31, 2021, the Fund utilized $2,169,317 of capital loss carryforwards to offset capital gains realized in that fiscal year. At December 31, 2021, there were no remaining capital loss carryforwards.

Annual Report - December 31, 2021

The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$(600,261)	$—
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2021 were as follows:
Federal tax cost of investments	$565,197,535
Gross unrealized appreciation on investments	7,664,322
Gross unrealized depreciation on investments	(20,502,894)
Net unrealized depreciation on investments	$(12,838,572)
Application of Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued ASU No. 2020-04, “Facilitation of the Effects of Reference Rate Reform on Financial Reporting (Topic 848)” (ASU No. 2020-04). ASU No. 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates scheduled to begin at the end of 2021. The temporary relief provided is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. The Fund has determined there is not a material impact of ASU No. 2020-04 on the financial statements.
2.  DERIVATIVE FINANCIAL INSTRUMENTS
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including credit default swaps, interest rate swaps, inflation swaps, futures contracts, forward foreign currency contracts, purchased options, purchased swaptions and written swaptions. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:
Credit Risk - The risk that an issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Exchange Risk - The risk that adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Interest Rate Risk - The risk that market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund is subject to enforceable master netting agreements, or netting arrangements, with certain counterparties. These agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements, if any, at pre-arranged exposure levels. Collateral or margin requirements, if any, are set by the broker or exchange clearing house for exchanged traded derivatives while collateral terms are contract specific for OTC traded derivatives.

Annual Report - December 31, 2021

Derivative counterparty credit risk is managed through an evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, if any, events of default, or early termination. OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.
For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.
Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged on and cash received on, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
Options
The Fund may buy and sell put and call options, or write put and call options to increase, decrease, or change the level or types of exposure to market risk factors. When an option is purchased, the Fund is entitled to buy and sell a specified number of shares or units of a particular security, currency, or index at a specified price at a specified date or within a specified period of time. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price. Options can be an over-the-counter transaction or maybe executed on a registered exchange and cleared through a clearing-house associated with the exchange. The use of options may involve risks such as the Fund paying a premium without the option being exercised, or that the clearinghouse will fail to perform its obligations. The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contact. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.
Purchased options, if any, are reported in the Schedule of Investments. Written options, if any, are disclosed in a table following the Schedule of Investments. Upon purchasing a put or call option for a premium, the premium paid is recorded as an investment and its value is marked-to-market daily. When the Fund writes an option, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the option written. When options expire, exercised or closed, the realized gain or loss is included on the Statement of Operations. The Fund held an average market value of $7,102,000 in purchased options for the reporting period. As of December 31, 2021, there were no purchased or written options held.
Purchased and Written swaptions, if any, are disclosed in a table following the Schedule of Investments. Upon purchasing a put or call swaption for a premium, the premium paid is recorded as an investment and its value is marked-to-market daily. When the Fund writes an swaption, the premium received is recorded as a liability and is subsequently adjusted to the current

Annual Report - December 31, 2021

market value of the option written. When swaptions expire, exercised or closed, the realized gain or loss is included on the Statement of Operations. The Fund held an average market value of $15,691,667 and $(36,433,333) in purchased swaptions and written swaptions, respectively, for the reporting period. As of December 31, 2021, there were no purchased or written swaptions held.
Futures Contracts
The Fund uses futures contracts to capitalize on expected changes in the shape of the yield curve and to control overall interest rate exposure. A futures contract is an agreement between two parties to buy or sell a specified underlying investment for a fixed price at a specified future date. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities that comprise the index, or that the clearinghouse will fail to perform its obligations.
Futures contracts are reported in a table following the Schedule of Investments. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. This is recorded as variation margin on futures contracts on the Statement of Assets and Liabilities. When the Fund enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed, and is reflected in net realized gain or loss on the Statement of Operations. The Fund held an average of (274) futures contracts, net of both long and short positions, for the reporting period.
Forward Foreign Currency Contracts
The Fund enters into OTC forward foreign currency contracts (forward contracts) primarily to capture potential returns from changes in currency exchange rates or to reduce the risk of undesired currency exposure. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.
Forward contracts are reported in a table following the Schedule of Investments. The unrealized appreciation or depreciation is reported on the Statement of Assets and Liabilities and on the Statement of Operations within the net change in unrealized appreciation or depreciation. Upon the closing of such contract the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars is recorded as net realized gain or loss on the Statement of Operations. The Fund held an average foreign currency contracts amount of $233,537,647 in forward contracts for the reporting period.
Credit Default Swaps
The Fund enters into credit default swap contracts to gain exposure on individual names and/or baskets of securities. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the number of defaults event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed on a registered exchange (centrally cleared credit default swaps).
Credit default swaps, if any, are reported in a table following the Schedule of Investments. For centrally cleared credit default swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the centrally cleared credit default swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Any upfront premiums paid or received upon entering into a swap are capitalized and amortized to income ratably over the term of the swap. Upfront premiums are disclosed as upfront premiums paid/received in a table following the Schedule of Investments. The Fund

Annual Report - December 31, 2021

accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within variation margin on the Statement of Assets and Liabilities. Upon the termination of swap contracts, the net gain or loss is recorded as net realized gain or loss on credit default swaps on the Statement of Operations.
Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. The Fund held an average notional amount of $23,438,385 in credit default swaps for the reporting period.
Interest Rate Swaps
The Fund enters into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, the London Interbank Offered Rate (LIBOR), prime rate, commercial paper rate, or other benchmarks). Each party’s payment obligation under an interest rate swap is determined by reference to a specified notional amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps).
For centrally cleared interest rate swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the centrally cleared interest rate swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as realized gain or loss on the Statement of Operations.
The Fund has entered into interest rate swaps in which it either pays or receives a fixed interest rate and pays or receives a floating interest rate. Barring swap counterparty default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap. The Fund held an average notional amount of $3,917,063,895 in interest rate swaps for the reporting period. Interest rate swaps are reported on a table following the Schedule of Investments.
Inflation Swaps
The Fund enters into inflation swap contracts to gain exposure to inflation (inflation risk). An inflation swap is a contract in which one party agrees to pay the cumulative percentage increase in a price index (such as the Consumer Price Index (CPI) with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the value of securities against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases. These agreements may be privately negotiated in the over-the-counter market (OTC inflation swaps) or may be executed on a registered exchange (centrally cleared inflation swaps). The Fund held an average notional amount of $753,846 in inflation swaps for the reporting period. As of December 31, 2021, there were no inflation swaps held.

Annual Report - December 31, 2021

Derivative Financial Instruments Categorized by Risk Exposure
Valuation of derivative investments as of December 31, 2021 is as follows:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts (swaps)	Net unrealized appreciation on credit default swaps	$ 4,845(a)	Net unrealized depreciation on credit default swaps	$(88,625)(a)
Interest rate contracts (swaps)	Net unrealized appreciation on interest rate swaps	$ 743,158(a)	Net unrealized depreciation on interest rate swaps	$(876,082)(a)
Interest rate contracts (futures contracts)	Net unrealized appreciation on futures contracts	$1,008,344 (a)	Net unrealized depreciation on futures contracts	$(318,540)(a)
Foreign exchange contracts (forwards)	Unrealized appreciation on forward foreign currency contracts	$ 2,799,827	Unrealized depreciation on forward foreign currency contracts	$(1,823,592)
(a)Includes cumulative appreciation (depreciation) of credit contracts and interest rate contracts as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative investments for the year ended December 31, 2021 is as follows:
	Realized Gain or (Loss)		Change in Unrealized Appreciation or (Depreciation)
Risk Exposure	Statement of Operations Location		Statement of Operations Location
Interest rate contracts (futures contracts)	Net realized gain on futures contracts	$ 109,322	Net change in unrealized appreciation on futures contracts	$259,114
Credit contracts (swaps)	Net realized loss on credit default swaps	$ (491,250)	Net change in unrealized depreciation on credit default swaps	$(83,780)
Interest rate contracts (swaps)	Net realized loss on interest rate swaps	$ (71,344)	Net change in unrealized depreciation on interest rate swaps	$(405,569)
Foreign exchange contracts (forwards)	Net realized loss on forward foreign currency contracts	$(2,365,777)	Net change in unrealized appreciation on forward foreign currency contracts	$1,398,468
Interest rate contracts (purchased options)	Net realized loss on purchased options	$ (45,921)
Interest rate contracts (purchased swaptions)	Net realized gain on purchased swaptions	$ 52,569
Interest rate contracts (written swaptions)	Net realized gain on written swaptions	$ 56,929
Inflation contracts (swaps)	Net realized loss on inflation swaps	$ (81,106)
Concentration of Risk
The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Annual Report - December 31, 2021

3.  OFFSETTING ASSETS AND LIABILITIES
The Fund enters into derivative transactions with several approved counterparties. Certain transactions are effected under agreements which include master netting arrangements which provide for the netting of payment obligations and/or netting in situations of counterparty default. The following table summarizes the Fund's financial investments that are subject to an enforceable master netting arrangement at December 31, 2021.
Investments:	Gross Amount Presented in the Statement of Assets and Liabilities (a)	Financial Investments Available for Offset	Financial Investments Collateral Received	Cash Collateral Pledged (Received)(b)	Net Amount
Derivative Assets (forward contracts)	$ 2,799,827	$(1,119,378)	$—	$—	$1,680,449
Derivative Liabilities (forward contracts)	$(1,823,592)	$ 1,119,378	$—	$—	$ (704,214)
(a) OTC derivatives are reported gross on the Statement of Assets and Liabilities. Variation margin related to futures contracts and centrally cleared swaps are excluded from these reported amounts.
(b) Reported collateral within this table is limited to the net outstanding amount due from an individual counterparty. The collateral pledged (received) by the Fund may exceed these reported amounts.

4.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds entered into an investment advisory agreement with Great-West Capital Management, LLC (GWCM) (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). Effective July 9, 2021, as compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.57% of the Fund’s average daily net assets up to $1 billion dollars, 0.52% of the Fund’s average daily net assets over $1 billion dollars and 0.47% of the Fund’s average daily net assets over $2 billion dollars. Prior to July 9, 2021 the management fees were 0.58% of the Fund’s average daily net assets up to $1 billion dollars, 0.53% of the Fund’s average daily net assets over $1 billion dollars, and 0.48% of the Fund’s average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
Effective July 9, 2021, the Adviser contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.65% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the "Expense Limit"). Prior to July 9, 2021 the Expense Limit was 0.66%. The agreement's current term ends on April 30, 2022 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At December 31, 2021, the amounts subject to recoupment were as follows:
Expires December 31, 2022	Expires December 31, 2023	Expires December 31, 2024	Recoupment of Past Reimbursed Fees by the Adviser
$25,162	$29,302	$23,309	$0
The Adviser and Great-West Funds entered into a sub-advisory agreement with BlueBay Asset Management LLP effective July 9, 2021, and Insight North America LLC effective September 1, 2021. Prior to July 9, 2021 the sub-advisory agreement was with Franklin Advisers, Inc. Prior to September 1, 2021 the sub-advisory agreement was with Mellon Investments Corp.The Adviser is responsible for compensating the Sub-Advisers for their services.
Great-West Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.

Annual Report - December 31, 2021

Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds.  The total compensation paid to the independent directors with respect to all forty-six funds for which they serve as directors was $1,071,000 for the fiscal year ended December 31, 2021.
5.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $594,941,956 and $489,146,836, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $426,532,949 and $420,992,276, respectively.
6.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2021, the Fund had securities on loan valued at $11,391,721 and received collateral as reported on the Statement of Assets and Liabilities of $12,445,444 for such loan which was invested in Repurchase Agreements collateralized by U.S. Government or U.S. Government Agency securities and Government Money Market Mutual Funds. The Repurchase Agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2021, the class of securities loaned consisted entirely of Foreign Government Bonds and Notes. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
7.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
8.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2021, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Global Bond Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2022
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
The Fund intends to pass through foreign tax credits of $82,088 and has derived gross income from sources within foreign countries amounting to $7,303,649.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2021, 0% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 78	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	46	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 58	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	46	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 62	Independent Director	Since 2017	Director, Colorado State Housing Board; Regional Center Task Force; and former Director, Grand Junction Housing Authority; Counseling and Education Center	46	N/A
Steven A. Lake***** 8515 East Orchard Road, Greenwood Village, CO 80111 67	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	46	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 78	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	46	N/A
Interested Director******
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; President & Chief Executive Officer and Manager, GWCM; formerly, Vice President, Great-West Funds Investment Products and Advised Assets Group, LLC ("AAG")	46	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; President & Chief Executive Officer, GWCM; formerly, Vice President, Great-West Funds Investment Products and AAG	46	N/A
Katherine L. Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 65	Chief Compliance Officer	Since 2016	Chief Compliance Officer, GWCM and AAG	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 47	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)	Deputy General Counsel, Corporate & Investments, Empower; Secretary, Audit Committee, Great-West Life & Annuity Insurance Company of New York (“GWL&A of NY”); Vice President, Counsel & Secretary, GWCM; formerly, Vice President & Counsel, Great-West Funds; Vice President, Counsel & Secretary, AAG & GWFS	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 46	Treasurer	Since 2021	Assistant Vice President, Fund Administration, Empower; Treasurer, GWCM; Assistant Vice President & Treasurer, Great-West Trust Company, LLC (“GWTC”); formerly, Assistant Treasurer Great-West Funds & GWTC	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 35	Senior Counsel & Assistant Secretary	Since 2019	Assistant General Counsel, Corporate & Investments, Empower; Senior Counsel & Assistant Secretary, GWCM, GWFS and GWTC; Senior Counsel & Secretary, AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 54	Assistant Treasurer	Since 2007	Assistant Vice President, Investment Operations, Empower; Assistant Treasurer, GWCM; Assistant Vice President and Assistant Treasurer, GWTC	N/A	N/A
Robert T. Kelly 8515 East Orchard Road, Greenwood Village, CO 80111 52	Assistant Treasurer	Since 2021	Assistant Vice President, Fund Financial Reporting & Tax, Empower; Assistant Treasurer, GWCM	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) is referred to as an “Independent Director.”

** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2022. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent and custodian for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds and a Sub-Adviser of the Great-West Core Bond Fund. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, a Sub-Adviser of the Great-West Multi-Sector Bond Fund, and (iii) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Great-West Emerging Markets Equity Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Lake has personal investments in a mutual fund sub-advised by T. Rowe Price Associates, Inc., a Sub-Adviser of the Great-West Large Cap Value Fund and the Sub-Adviser of the Great-West T. Rowe Price Mid Cap Growth Fund. Mr. Lake receives no special treatment due to his ownership of such mutual fund.
****** An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) by virtue of their affiliation with GWCM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at https://greatwestinvestments.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Great-West Funds’ Forms N-PORT is available on the Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Funds' Liquidity Risk Management Program
The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the Investment Company Act. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its cash holdings and access to other funding sources. The Funds’ Board of Directors approved the designation of the GWCM Liquidity Risk Management Committee as the administrator of the liquidity risk management program. The Liquidity Risk Management Committee includes representatives from the Adviser’s Risk, Trading, Investment Valuation, and Regulatory Compliance departments and is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding, among other things, the program’s operation, adequacy and effectiveness. The Liquidity Risk Management Committee reassessed each Fund’s liquidity risk profile, considering additional data gathered through March 31, 2021 and the adequacy and effectiveness of the liquidity risk management program’s operations since March 31, 2020 (the “covered period”) in order to prepare a written report to the Board of Directors for review at its meeting held on June 10, 2021. The report stated that:
(i) the program performed well during the covered period and meets the needs and profile of the Funds,
(ii) the Funds benefit from the stability of their shareholder base,
(iii) the selection of two vendors to supply liquidity measurement products has proven to be extremely helpful,
(iv) no changes were proposed to the program as of the date of the report, and
(v) no Fund approached the internal triggers set by the Liquidity Risk Management Committee or the regulatory percentage limitation (15%) on holdings in illiquid investments.
The report also stated that it continues to be appropriate to not set a “highly liquid investment minimum” for any Funds because the Funds primarily hold “highly liquid investments” and reviewed the changes to the program since inception.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,026,559 for fiscal year 2020 and $996,300 for fiscal year 2021.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2020 and $40,000 for fiscal year 2021. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2020 and $0 for fiscal year 2021.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2020 equaled $2,132,450 and for fiscal year 2021 equaled $2,255,405.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2022
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2022
By:	/s/ Kelly B. New

Kelly B. New
Treasurer
Date:February 23, 2022